Investments in Partnerships and LLCs	12 Months Ended
Dec. 31, 2015
Variable Interest Entities [Abstract]
Variable Interest Entities

Investments in Unconsolidated Entities

We participate in entities with equity interests ranging from 20% to 58% for the purpose of acquiring and/or developing land.  We determine the method for accounting for our investment at inception or upon a reconsideration event.

We share in the profits and losses of unconsolidated entities generally in accordance with our ownership interests.  We and our equity partners make initial and ongoing capital contributions to these unconsolidated entities on a pro rata basis.  The obligation to make capital contributions is governed by each unconsolidated entity’s respective operating agreement or other governing documents.  We made contributions totaling $2.9 million, $3.6 million and $0.1 million to our unconsolidated entities during 2015, 2014 and 2013, respectively.  The balance of our investments in unconsolidated entities was $1.2 million and $18.0 million as of December 31, 2015 and December 31, 2014, respectively.

In May 2012, we entered into an agreement with JEN Arizona 4, LLC to form a limited liability company, EM 646, LLC (“EM 646”).  We hold a 58.2% interest in the venture, which was organized for the purpose of acquiring, entitling, developing, and distributing specific sections of real property located in Mesa, Arizona.  The property was originally acquired in November 2012, and in April 2015 the final distribution of developed land to the partners was completed at cost.  For the years ended December 31, 2015 and 2014, EM 646 distributed $19.9 million and $7.1 million, respectively, of developed land to AV Homes.

During 2014, we were no longer considered the primary beneficiary of this LLC due to a discontinuation of a related party affiliation, resulting in shared power between the remaining members.  As we no longer have the power on a stand-alone basis to direct the activities of the LLC that most significantly impact the LLC’s economic performance, we deconsolidated this LLC, in accordance with ASC 810, Consolidation, and ASC 360.  As this transaction involves the deconsolidation of in-substance real estate, we have accounted for the deconsolidation under ASC 360-20, Real Estate Sales.  In determining whether a gain should be recognized as part of this transaction, ASC 360-20-40-10, Real Estate Sales, requires that a sufficient amount of cash be received in order to recognize a gain on transactions within the scope of ASC 360.  As we did not receive any proceeds from this transaction and as there was not a culmination of an earning process, we recognized our investment in the venture at our carry over cost basis and, therefore, no gain or loss was recognized.  We will reflect future earnings, contributions and distributions on an equity method basis.  As of December 31, 2015 and December 31, 2014, our consolidated balance sheets included amounts related to investments in the unconsolidated EM 646 entity of $0.0 million and $15.6 million, respectively.

We and our equity partners make capital contributions to the entity and receive distributions on a pro rata basis.  The obligation to make such capital contributions is governed by the entity’s operating agreement.  As of December 31, 2015, this entity was financed by partner equity and does not have third-party debt. In addition, we have not provided any guarantees to the entity or our equity partner.  The assets of our investee can only be used to settle obligations of the investee.